9. Options	9 Months Ended
Mar. 31, 2014
Notes
9. Options

9.               OPTIONS

For all of the Company’s stock-based compensation plans, the fair value of each grant was estimated at the date of grant using the Black-Scholes option-pricing model. Black-Scholes utilizes assumptions related to volatility, the risk-free interest rate, the dividend yield (which is assumed to be zero, as the Company has not paid cash dividends to date and does not currently expect to pay cash dividends) and the expected term of the option. Expected volatilities utilized in the model are based mainly on the historical volatility of the Company’s stock price over a period commensurate with the expected life of the share option as well as other factors. The risk-free interest rate is derived from the zero-coupon U.S. government issues with a remaining term equal to the expected life at the time of grant.

On November 1st, 2013, the Company granted certain consultants options to purchase 3,174,000 shares of common stock under an agreement at an exercise price of $0.06 per share. Approximately eight (8) percent of the options vest monthly until October 31, 2014. The Company recorded a total expense of $79,348 related to these options during the nine months ended March 31, 2014.

Expected Life (years)	10
Risk free rate of return	2.710%
Dividend yield	0
Expected volatility	262%